EXHIBIT 10o4

            Schedule identifying substantially identical
            agreements, among American Brands, Inc. ("American") and each of the following persons, to the Agreement and the Amendments thereto constituting Exhibits 10ol, 10o2 and 10o3, respectively, to the Annual Report on Form 10-K of American for the Fiscal Year ended December 31, 1995
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                                  Name
                                  ----

                             John T. Ludes
                             Robert L. Plancher
                             Robert J. Rukeyser
                             Steven C. Mendenhall
                             Dudley L. Bauerlein, Jr.